Future Fintech Group Inc

NASDAQ: FTFT

Safe Harbor Statement

This presentation may contain "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors as well as assumptions that, if they do not fully materialize, or prove incorrect, could cause the actual results of Future FinTech Group Inc. ("Future FinTech" or the "Company") to differ materially from the results expressed or implied by such statements. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

Company Overview

Future FinTech Group Inc. ("FTFT") is incorporated in Florida and engages in fruit juice and financial technology businesses. The Company engages in the research and development of digital asset systems based on blockchain technology and also operates an incubator for application projects using blockchain technology. The Company and its subsidiaries are developing blockchain technology and cryptocurrencies for a variety of B2B and B2C real-life applications including a variety of financial businesses and the distribution, marketing and sale of consumer products. FTFT is also developing an operational online shopping mall platform utilizing blockchain technology and the shared economy.

FTFT
未来金融科技集团有限公司
FUTURE FINTECH GROUP INC.

CHAIN WORLD
链世界

链云店
CHAIN CLOUD MALL

Chain Cloud Mall

Company Overview



6 Month
04/24/19
$3.00
2.50
2.00
1.75
1.50
1.25
1.00
0.75
0.50
November
December
2019
February
March
April
Volume
EDGAR Online
54.10 M
45.08
36.07
27.05
18.03
9.02
November
December
2019
February
March
April
Click on the chart to view the underlying data.

Future Fintech Group Inc (NASDAQ: FTFT)

(as of 4/24/2019)

52 Week Range	**$0.49 – 2.85**
Shares Outstanding	**31,017,000**
Market Cap	**40.63 M**
Stock Price	**$1.31**

Note: The Company's fiscal year end is December 31st

Industry Overview

$150 Billion

The total market capitalization of cryptocurrencies hovers around $150B (with a single bitcoin trading for upwards of $5,000).


Financial services firms invest early in blockchain
Q2'14 – Q2'17
Jun-14
Jan-15
Jun-15
Jan-16
Jun-16
Jan-17
Jun-17
By date of first investment
CBINSIGHTS

Source: CBINSIGHTS; ICOdata

$7.8 Billion

Initial coin offerings (ICOs) have exploded in popularity, closing on $7.8 B+ in funding in 2018 alone.

Industry Analysis


BLOCKCHAIN MARKET
Global Market Insights
Insights to innovation.
Blockchain industry by 2024: >$16 BN
Provider Landscape:
Infrastructure provider market share (2017): >65%
Application providers sector CAGR (2018-24): >85%
Payment & wallet application share (2017): >50%
Digital identity application CAGR (2018-24): >90%
>75%
CAGR (2018-24)
>200 MN
Global industry size (2017)
NA market share (2017): >50%
Europe market share (2017): >25%
APAC market CAGR (2018-24): >87%

Source: Global Market Insights

- The application of blockchain has now shifted to various areas such as payments, exchanges, smart contracts, digital identity, documentation, clearing, and settlement. Some of the major factors driving the growth of the blockchain technology market are transparency and immutability, faster transactions, and reduced total cost of ownership.

- In coming years the key opportunity areas for blockchain technology would be disruption in technology across various industries; high adoption of blockchain technology for payments, smart contracts and digital identities; and evolution of a new breed of programmable blockchain technology platforms.

- North America is expected to hold the largest share of the blockchain technology market during the forecast period, due to the early adoption of blockchain technology in the banking and financial services vertical. Asia-Pacific (APAC) offers potential growth opportunities for the blockchain technology market as financial technology investments in distributed ledger technology are expected to grow in the next ten years.

Source : Market Watch

Valuation Comparison

(As of 2019/4/24)

Company Name	Riot Blockchain Inc	Xunlei Limited	Seven Stars Cloud Group Inc	Future Fintech Group Inc
NASDAQ	RIOT	XNET	IDEX	FTFT
Market Cap	$85.62M	$236.24M	$249.36M	$40.63M
Shares Outstanding	14,519,000	66,886,000	102,266,000	31,017,000
Stock Price	$ 5.80	$3.51	$1.86	$1.31

Source: Nasdaq

What We Do


链世界
数字空间

Blockchain Incubator



Training


ASSET MANAGEMENT

Investment and Asset Management
Coming Soon

Invested and Self Operated Projects



Management Consulting
Coming Soon



Capital Market Services
(subject to local laws and regulations)

Investment Highlights

01 Our team has the right relationships for startups within the blockchain and fintech field.

02 Affiliated projects have R&D team dedicating in the kernel development of blockchain and artificial intelligence.



03 Our partners are entrepreneurs and operators of blockchain projects with experience in the industry and will contribute their successful experience to our clients in multiple ways.

04 Potential growth by incubating promising projects of blockchain and artificial intelligence technologies.

Invested and Self Operated Projects


NRC
NOVA REALM CITY

NRC

The first-ever blockchain technology value community registered with real name users


DCON

DCON

A blockchain project creating an open and transparent digital payment system


INUnion

INUnion

A mutual insurance platform based on blockchain technology


Chain Cloud
CCM Mall

GlobalKey Shared Mall Chain Cloud Mall (CCM)

An innovative B2B2C e-commerce platform with blockchain and artificial intelligence



Trading Platforms

Bulk Agricultural Products Spot Trading Platform (Under construction)

Distressed Assets Transaction

Chain World - Cyberspace Incubator-Basic Service



Co-working Space

Located in central business district of Beijing with a total size of 590 square meters, the accelerator provides open shared working space and facilities for blockchain companies.



Media Coverage

Including blockchain project release, blockchain vertical media in-depth reporting and dissemination, and chain world public account / APP information, etc.



Incubator and Accelerator Alliance

As a member of the blockchain incubator alliance, Chain World has access to a global virtual incubator network with incubators in China, Asia Pacific, North America, and Europe to play greater ecological effect.


MARKETING

Promotion& Marketing

By introducing marketing and sales teams, the company provides marketing planning, market survey, and series marketing services for the blockchain projects, blockchain products and services within the accelerator.

Chain World - Cyberspace Incubator-Value-Added Service




BLOCKCHAIN





Blockchain Underlying Technical Support

The company provides technical consulting and services for public blockchain, such as NRC. The company also serve as technical consultant for rapid development and testing of DAPP.

Blockchain Training Institutes

Supported by Blockchain National Laboratory, ZGC InnoTown, NRC Blockchain Institute, etc., the company carry out blockchain technology network training services to train a large number of talents with blockchain technology, marketing, application.

Blockchain Investment

Assists and consults on early investment in blockchain projects, and developing investment stage, including seed round, angel round, cornerstone round, and PE round for blockchain projects.

Digital Currency Investment Banking

Provides a range of consulting services including global roadshows, community. business consulting, architecture design, white papers, and financing, etc. The company also provides governance and management experiences about projects and corporates.

Chain World – Operational Highlights

01
- July 14, 2018, Future Digital Tech (Beijing) Ltd. ("Chain Future") signed cooperation agreement with DCON.

02
- July 14, 2018, Future Digital Tech (Beijing) Ltd. ("Chain Future") signed cooperation agreement with InUnion.

03
- July 14, 2018, Future Digital Tech (Beijing) Ltd. ("Chain Future") signed cooperation agreement with GlobalKey Shared Mall.

04
- July 25, 2018, Future Digital Tech (Beijing) Ltd. ("Chain Future") signed cooperation agreement with Charity Aid Project.


CCM
链云店
CHAIN CLOUD MALL
DCON
CCM
Chain Cloud
Mall

Current Projects:

- QRO anti-counterfeiting
- Chain Cloud Mall (CCM)
- DCON Chain Payment
- Tianjin Customs Blockchain Verification Pilot Project

Training – Operational Updates

Online Training:


NRC区块链学院
ID:324544371
关注
关注 7
粉丝 25823

FTFT established cooperative relationship with Nova Realm City ("NRC") to use its brand name NRC Institution to provide Blockchain Education Courses. The online courses are prepared and operated by Chain Future Digital Tech (Beijing) Ltd. ("Chain Future"), a wholly owned subsidiary of FTFT through NRC's prominent live stream platform, Yizhibo.com, which offers high quality and interactive blockchain education experience.

From the first course on May 3rd, 2018 to Aug 23rd, 2018, 21 courses obtained over 1,500,000 viewers (with the highest number for a single course of 310,000 viewers).

On-site Training:

Mr. Zhi Yan, CTO of FTFT was invited by Tianjin Customs Administration to provide training lectures on "how to improve customs clearance efficiency through blockchain technology while ensuring trade security."



Mr. Yan at The Fifth Chang'an Forum Digital Economy Summit

Nova Realm City (NRC)

NRC is the first-ever blockchain technology value community registered with real name users which provides services of digitalizing assets for blockchain projects all over the world. FTFT owns 5% of NRC.*

All community operators and participants must register with their real-names, then they gain access to services such as KYC, AML and user rights protection.

NRC has the capability to digitalize 4.3 billion types of independent assets. Each digital asset community has a declaration document with the creditor's signature. Those documents are recorded on the public ledger.

All operation and maintenance activities of the Nova Realm City System are recorded in the blockchain and the information on the blockchain network cannot be removed or altered.

NRC's capability of high-speed trading and time-customizable packaging mechanism enables the speed of asset transaction to reach at 1000TPS.

* Mr. Yongke Xue, Chairman and CEO of FTFT, owns 55% equity interest of NRC.

Nova Realm City (NRC) Infrastructure






VOTE



Responsibility

- Multiple people are responsible for one single asset
- Minimum legislation effective blockchain depository unit (applied patent)

Supervision and Restriction

- Blockchain browser – all activities under public supervision

Community Governance

- Blockchain voting, election, and authority transfer

Cross-blockchain Breakthrough

- Import BTC value system
- Make global profit sharing possible

Nova Realm City (NRC)

NRC was listed on Dobitrade Exchange in Jan 2019. Dobitrade Exchange is a global cryptocurrency trading platform which provides real-time price movement, and updates with high processing speeds.

In order to provide better cryptocurrency trading service, NRC upgraded all nodes on Mar 2019. This update not only increased stability and speed of trading service but also provided fundamental technology support for real-world application of Blockchain. NRC experienced a slight rise within the industry.


DOBI 多比



DCON - Basic Business

DCON digital payment solves the difficulties of crossing public chains. The NRC chain with clear responsible personnel is coupled with the anonymous BTC chain to provide mBTC service that has 100% BTC excess reserve. mBTC is with the value of BTC and also the advantages of the NRC public chain, such as high speed, account entry in seconds, zero service charge and retrieve of lost assets, making digital currency payment indeed enter into the real world. FTFT owns 60% of DCON.

Payment Service

- Flexible exchange service
- Low transaction fee

01



02



mBTC

- A more secured way to keep bitcoin ("BTC")
- Exchange rate: mBTC : BTC = 1 : 1,000,000
- mBTC is the community currency in NRC and can fund any project including insurance project and ICOs subject to the laws and regulations.
- In NRC community, mBTC can be implemented in multi-signature pledge, property lock, OTC transactions and digital asset loans.
- mBTC can be converted back to BTC at the same exchange rate.

DCON - Business Expansion Plan

Investment Advisory

Investment consultation provided by experienced advisors specializing in both finance and blockchain.

Asset Management

Analyzes big data for customers to meet their risk-taking preferences and investment preferences.

Cryptocurrency Mortgage Lending

(subject to local laws and regulations)

Allows long-term investors to cash their digital currencies.
Backs up by real-name registered borrower, lowers risk.

DCON - Real Name Registration System

Based on years of banking experience of the DCON team, anonymous is not necessary for most people.

The personal real identity is the only certificate of assets in DCON community. With personal real identity certification, users of DCON community can recover their assets at any time.

The real-name registration system can effectively regulate all financial activities in the DCON community within legal boundaries.



DCON - Security



100% BTC Reserve

The BTC deposited by DCON is 100% locked and is only used for BTC exchange needs.



Cold Wallet

DCON implements cold wallet technology to ensure the security of funds. DCON users can exchange mBTC for BTC and withdraw once a week.



High Efficiency

DCON has successfully developed a blockchain network capable of second-level transfer confirmation, commission-free transaction and assets retrieval.

INUnion


INUnion

InUnion Chain Ltd. ("InUnion") combines the blockchain, artificial intelligence and traditional mutual assistance insurance. Benefiting from the NRC real-name blockchain technology and artificial intelligence technology, INU mutual life insurance can reach every corner of the world. Everyone in the world can conveniently purchase the INU mutual life insurance through the Internet. FTFT owns 10% of INUnion.

INU Life Mutual Insurance Plan

- Every customer who participates in the "INU Life Mutual Insurance Plan" is both a policyholder and an insurer, as well as an investor and a staff member.
- The Committee of Verifiers of the Plan will serve various functions for the Plan, such as INU community management, supervision and operation, and will verify the application and claims, which will all be recorded in the blockchain.
- Similar to the traditional mutual insurance model, each customer can join the blockchain based mutual insurance plan and enjoy the benefits of mutual insurance.
- Artificial intelligence technology will also be widely used in the project to improve insurance service capabilities and significantly reduce labor costs.

INUnion


INU
New Listing On Dobitrade

INU – the utility token of the InUnion was listed on Dobitrade on Feb 20, 2019. The INU utility token is used for payment of "INU Life Mutual Insurance Plan", a blockchain based mutual insurance plan. Insured can pay INU for insurance premium and receive INU as insurance coverage.


DOBI 多比


Announcements
About Us
The rewards are as follows:

INUnion

INUnion
INU生命互助

INU officially launched INU Life Mutual Insurance Plan on Mar 10, 2019. As of April 20, 2019, 410 users have joined the INU Life Mutual Insurance Plan. INU life mutual community has issued 20 billion INU Utility Token. 1 billion INU Utility Token, as value carrier, are circulated in the INU community. Insured can pay INU for the insurance premium and receive INU as insurance coverage, which creates the opportunity of INU appreciation. On the contrary, appreciation of INU brings liquidity of users in the community.



INU Life Mutual Insurance Plan

Insured Age Range: 0 Years Old - 60 Years Old

Premium: INU equivalent to 100 RMB

Term: Currently, provide 5 years/10 years insurance policy

Types of Illness Covered: gastric carcinoma, liver cancer, and various cancers

Waiting Period: 180 Days

Coverage Limit: RMB 300 Million Worth of INU Utility Token

INU Allocation


Program Promotion 20%
Foundation 30%
Team 15%
Cornerstone Investor 5%
Public Offering 20%
Private Equity 10%
Foundation
Cornerstone Investor
Private Equity
Public Offering
Team
Program Promotion

GlobalKey Shared Mall-Chain Cloud Mall (CCM)

CCM 链云店 CHAIN CLOUD MALL

CCM Chain Cloud Mall

GlobalKey SharedMall ("GKT"), also known as Chain Cloud Mall (CCM), based on the value distribution system of blockchain, distributes the value generated in GKT platform to all the people who join in the construction and development of the platform, including the maintainers and developers of the platform, businessman, and the consumers in the platform. Through the way of deeper value binding, the platform will generate stronger cohesion and vitality than traditional e-commerce. Under the same price situation, users are more inclined to choose the shopping mall system with value distribution system. FTFT owns 100% of GKT.

01 Combine internet with traditional industries, e-commerce with in-store operation, and financial technology and product innovation.


CCM
Chain Cloud
Mall

02 Stimulate consumer purchasing behavior and drive up the volume of e-commerce transactions by taking into account all parties interests on the platform.

03 Workload certifications and "distribution according to contribution" are the basis for the reward credits to all the involved parties.

04 Users can enjoy the convenience of e-commerce and digital asset growth.

GlobalKey Shared Mall- Chain Cloud Mall (CCM) Progress

01 Since the official launch on January 22, 2019, as of April 16, 2019, Chain Cloud Mall has attracted **3929 users** globally and generated **RMB 55 million** of gross merchandise value (GMV, including amount of the orders, amounts deposited by members and transferred among the members).

02 Chain Cloud Mall 2.0 is under development, mobile and PC version will be officially launched in early May.



老字号
推陈出新
火拼再一波
1元秒杀



链云店
手机年货节



Gross Merchandise Value (RMB)
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
Jan-19
Feb-19
Mar-19
Apr-19

* GMV, including amount of the orders, amounts deposited by members and transferred among the members



Users
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
Jan-19
Feb-19
Mar-19
Apr-19

GlobalKey Shared Mall- Chain Cloud Mall (CCM) Progress

03

Chain Cloud Mall Logistics Center (Shaanxi) Co., Ltd. was established on April 11, 2019. CCM Logistics Center is located in the national kiwifruit Industrial Park of Baoji City, which is the only national-level kiwifruit wholesale marketplace in China. CCM Logistics Center occupies a total lot size of 18.78 acres and has a floorage of 215,278 square feet.

Through its nationwide intellectualized warehouse distribution logistics network, CCM Logistics Center provides merchants with integrated supply chain solutions, including transportation, after-sale service and customer service. CCM Logistics Center also provides warehousing and distribution solutions, such as small-to-medium sized warehousing, oversized warehousing, cold chain delivery, frozen and chilled warehousing facilities.

04

DCON Chain Payment will be applied to Chain Cloud Mall as a payment method.



Trading Platform (under construction) and Distress Assets Transaction



Bulk Agriculture Products Trading Center

- Comprehensive Deep Processing Zone
- National Kiwi Fruit Wholesale Trading Center



Distressed Assets Transaction

Zhonglian Hengxin Asset Management

Capital Market Services



Digital Assets Exchange Listing Consultation



OTC Channel Consultation



Cryptocurrency Price Monitoring

Estimated Revenue Sources

- Revenues from the blockchain-based Globally Shared Shopping Mall and the online sales of fruit juice products and beverages, and consumer and health-related products through e-commerce.
- Sales of the distressed assets purchased by the Company
- Revenues from bulk agricultural commodities trading center
- Rent and service fees generated by "Chain World- Cyberspace"

Ownership Summary (as of 4/24/2019)

Institutional Holdings 00.56%

Total Number of Holders	10
Total Shares Held	174,571
Total Value of Holdings	195,520
Net Activity	73,077

Top 5 Holders of Institutional Holdings

	HOLDERS	SHARES
1.	FIRST FOUNDATION ADVISORS	100,000
2.	CITADEL ADVISORS LLC	45,918
3.	BARCLAYS PLC	17,400
4.	TWO SIGMA SECURITIES, LLC	10,198
5.	DEUTSCHE BANK AG\	731

(as reported in the most recent 13F filings)

Active Positions



	HOLDERS	SHARES
Increased Positions	4	156,151
Decreased Positions	6	83,074
Held Positions	0	(64,654)
Total Institutional Shares	10	174,571

New and Sold Out Positions


200k
100k
0
-100k
Total Active Shares
New/Sold Shares

	HOLDERS	SHARES
New Positions	3	156,116
Sold Out Positions	4	29,541

Source: Nasdaq

Management

Yongke Xue | *Chairman and Chief Executive Officer*

- Executive Chairman of the Board and CEO of V.X. Fortune Capital Limited
- Chairman of the Board of Skypeople International Holdings Group Co., Ltd.
- Led the organization of Blockchain Technology Council of China Financial Development Research Institute and served as Director of the Council
- Has rich experience in modern enterprise management and capital operation and has completed a number of major capital operations such as stock issuance, mergers and acquisitions and reorganization
- Received MBA from College of Management, Xi'an Jiaotong University, and bachelor of engineering from National University of Defense Technology

Hanjun Zheng | *Interim CFO*

- Joined FTFT (formerly known as SPU) in November 2015; extensive experience with the company
- Previously was CFO of SkyPeople Juice Group, Ltd. a 73.42% indirectly-owned subsidiary of the company
- Was the deputy general manager of Jingyang Branch of SkyPeople Juice Group from March 2006 to November 2009
- Was the financial accounting manager at Shaanxi Provincial Fruit Juice Processing factory from May 1994 to Feb. 2006

Zhi Yan I *Director and CTO*

- Graduated from Beijing University of Aeronautics and Astronautics with a degree in Aircraft Design and Fluid Mechanics.
- Participated in the development of several Blockchain projects, including the world first real name blockchain, the world's largest miner mining management platform and the world's first 28nm dual-algorithm chip.
- Has extensive experience in cryptocurrencies.

Management

Kai Xu I *COO*

- Served as COO of the Company's wholly-owned subsidiary, Chain Future Digital Tech (Beijing) Ltd since July 2018.
- Served as COO and a partner of Beijing Yongle Shengshi Science Ltd. from February 2015 to April 2018.
- to February 2015, Mr. Xu worked for Beijing Zhongxun Yonglian Science and Technology Ltd. as the director of operations, taking responsibilities for the online game operation and promotion.

Youwang Peng | *Vice President of Marketing*

- Was general manager of Lanzhou Hengxinda Capital Co., Ltd.
- Was the Executive Director of Weijing Investment.
- Founded and developed the DCON blockchain and digital assets community
- Has experience in digital currency finance, blockchain financial product development, digital currency trading platforms, Internet loans, fund investments and financing, Internet private equity and crowdfunding.
- Has a Masters of Economics degree from Lanzhou University of Finance and Economics and is an Entrepreneurial Trainee at Tsinghua Wudaokou Finance Institute.



THANK YOU

IR Contact:

Dragon Gate Investment Partners

Tel: +1(646)-801-2803

Email: ftft@dgipl.com

Website: www.ftft.top